UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 15, 2007

TRUE PRODUCT ID, INC. (FORMERLY ONTV, INC.)

(Exact name of registrant as specified in this charter)

Delaware (State or other jurisdiction of incorporation)	000-29249 (Commission File Number)	16-1499611 (IRS Employer Identification no.)

2600 Center Square West, 1500 Market Street,

Philadelphia, PA

            19102

      (Address of Principal Executive Offices)

(Zip Code)

Registrant's Telephone Number, including area code:  (215) 496-8102

NOT APPLICABLE

(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

As finally executed on August 16, 2007, the Registrant entered into an agreement with Li Ning, the CEO of the Registrant’s Chinese joint venture company affiliate, True Product ID Technology (Beijing) Limited (“TPID Beijing”), to issue Li Ning ten million (10,000,000) restricted common shares in return for his serving as a member of the Registrant’s board of directors and otherwise supporting the Registrant with regard to its initiatives in China.  A copy of Registrant’s agreement with Li Ning is attached hereto as Exhibit  99.1.

On August 15, 2007, The MacKay Group Limited (“MKG”) executed a binding term sheet to provide the Registrant with a line of credit of up to One Hundred Fifty Thousand Dollars (US$150,000) to help fund the initiatives and operations in China and the U.S.  The terms and conditions were as follows:

  Repayment Term: one (1) year commencing from the receipt of each tranche of Funds (the “Repayment Term”);
  Interest: 12% compound interest per annum;
  Prepayment: no prepayment without MKG’s approval
  Convertibility:
    At anytime during the Repayment Term, MKG has the right to convert the entire amount of principal and accrued interest or any portions thereof into shares of the Registrant at a share price equal to the lesser of: (a) the 70% of the share price at the close of the market as of receipt of funds; or (b) the terms extended by the Registrant to a funder making a total equity investment of at least US$2 million or in connection with a merger/acquisition or change in control (the “Convert Rate”);
  Warrants: The Registrant shall issue to MKG without additional consideration  warrants to purchase that number of shares of the Registrant’s common stock equal to the principal amounts advanced by MKG, exercisable at a share exercise price equal to the Convert Rate.  The term for the warrants shall be five (5) years.

A copy of MKG’s Binding Term Sheet regarding its line of credit is attached hereto as Exhibit 99.2.

MKG also executed on August 15, 2007 a memorandum of understanding (“MOU”) with The Registrant, in which upon MKG’s request, the Registrant will repay MKG for monies which MKG advanced to or for the Registrant or TPID Beijing, between May 30, 2006 and August 1, 2007, to help support TPID Beijing’s operations in China (the “MKG Advanced China Funds”).  To qualify for repayment, the MKG Advanced China Funds must be properly documented, must have been used solely for TPID JV and its operations related to the field of anti-counterfeiting and product authentication, and are subject to other requirements.

Under the MOU, MKG and the Registrant shall work in good faith to agree upon the repayment terms and conditions, which shall be memorialized in a definitive written agreement(s).   The parties agree that the repayment arrangement shall come in the form of a convertible note with appropriate compound interest with warrants.  The terms and conditions shall be, at a minimum, comparable to those the Registrant has given to funders as of August 1, 2007.  In the event that MKG is provided repayment terms by the Registrant which are more advantageous than those extended to other funders as of August 1, the Registrant’s arrangement with other funders as of August 1, 2007 should be modified to provide the other funders with the same terms and conditions given by the Registrant to MKG. A copy of the memorandum of understanding between the Registrant and MKG is attached hereto as Exhibit  99.3.

According to financial records relating to TPID Beijing, to date MKG has advanced approximately US$1 million to or for TPID Beijing and its anti-counterfeiting/ product authentication operations, and consistent with the aforementioned Binding Term Sheet anticipates advancing additional significant funds to or for TPID Beijing.  Funds advanced between May 30, 2006 and August 1, 2007 are subject to the documentation and other requirements in the MOU.

On August 16, 2007, the Registrant's Board authorized the Registrant to amend Bendis' and Mackay's executive employment and consulting agreements to give Bendis and MacKay the right, but not the obligation, to convert any monies they are owed by the Registrant under their executive employment and consulting agreements into the Registrant's common shares at a share price equal to the share price of the Registrant's common stock at the close of the market on August 3, 2007.

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 17, 2007, the Registrant announced that it is relocating the Registrant’s operating offices, senior management and operations from the US to China to help deliver contract and technology initiatives in China (the “China Initiatives”).  James MacKay will rejoin the Registrant as its chairman of the Board. Mr. MacKay has not only spearheaded the China Initiatives from the ground level in China, he, through an affiliate, The MacKay Group Limited, has funded, and/or arranged funding for, the China Initiatives to date approximately US$1,000,000.  To deliver certain of the China Initiatives, Mr. MacKay, through The MacKay Group, has agreed to further fund the Registrant with a line of credit of up to US$150,000.

The Registrant’s leadership, both in the US and China, has strategized on the best way to capitalize on the China opportunities and with that common goal in mind, former Chairman Richard Bendis has worked closely with MacKay to restructure the base of the Registrant’s leadership to China. Bendis will voluntarily relinquish his director and officer positions in the best interest of maximizing the ability to focus the Registrant’s primary energy where the greatest opportunities lie, which is China.  Bendis will continue, in the capacity of a consultant, his important role in helping to oversee the Registrant’s regulatory filings and financial reports, and will help facilitate the transition to new management.

To best deliver the China Initiatives, current Registrant director Sergio Luz, will also assume the position of the Registrant’s president, and the Honorable Li Ning, the CEO of TPID Beijing will join the Registrant’s Board. Luz and Li have worked with MacKay meeting key government, funding, industry and technology representatives in China in connection with the China Initiatives. Mr. Luz’s CV was set forth in the Registrant’s Form 8-K filed May 14, 2007, available on the US SEC’s website at http://www.sec.gov/Archives/edgar/data/1011550/000112178107000136/

tpid8k51407.htm.  Prior to his corporate career, Mr. Li Ning formerly served as a senior officer in the People’s Liberation Army (PLA).  After graduating from the PLA Sports Institute, Mr. Li furthered his education at The Central Party School’s University of Economic Management. He later attended the School of Economics & Management at Kunming Polytechnic University, where he obtained his Masters of Economics. Before heading TPID Beijing, Mr. Li formerly served as Director of Guangzhou Bai Yi Technology Ltd., General Manager of Beijing Satellite Technology Center Limited, Executive CEO of Beijing Xin Wan Communications Ltd., Legal Representative of Yunnan Security System Integration Ltd, General Manager of Beijing Yi Jun Investment Management Limited, and Chairman and Legal Representative of Beijing Xinyun Zexin Technology Limited.

On August 17, 2007, the Registrant issued a press release regarding the above changes in its executive management and Board, a copy of which is attached hereto as Exhibit 99.4.

The reader is cautioned to read the press release and other attached documents in their entirety.

Item 9.01.  Financial Statements, Pro forma Financial Information and Exhibits.

(c)  Exhibits

Exhibits

Description

99.1

Director Compensation Agreement between the Honorable Li Ning and True Product ID, Inc.,

finally executed on August 16, 2007

99.2

Binding Term Sheet between The MacKay Group Limited and True Product ID, Inc., finally executed on August 15, 2007

99.3

Memorandum of Understanding between The MacKay Group Limited and True Product ID,

Inc., finally executed on August 15, 2007

99.4

Press Release dated August 17, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

True Product ID, Inc.

By   /s/ Sergio Luz

     Sergio Luz

                 President

Date:  August 17, 2007

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